Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Steve D. Handy, as Chief Financial Officer of SM&A (the “Company”) hereby certify that, based on my knowledge:
     1) the Company’s annual report on Form 10-K for the year ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
     2) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 24, 2006	/s/ STEVE D. HANDY
Steve D. Handy
Senior Vice President, Chief Financial Officer and Secretary